CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Silver Dragon Resources, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of his knowledge, that:

  The Quarterly Report on Form 10-QSB for the period ended March 31, 2006 (the "Form 10-QSB") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
  The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marc Hazout
Marc Hazout, Chief Executive Officer

Date: May 15, 2006